Fees Summary	Nov. 25, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 150,696,000.00
Previously Paid Amount	0.00
Total Fee Amount	23,071.56
Total Offset Amount	0.00
Net Fee	$ 23,071.56
Final Prospectus	false